Exhibit 10.3
AMENDMENT NO. 6
to the
AMENDED AND RESTATED OPERATING AGREEMENT
of
AMERICAN PROCESSING COMPANY, LLC
THIS AMENDMENT NO. 6 (this “Amendment”) to that certain Amended and Restated Operating Agreement, dated as of March 14, 2006, as amended by that certain Amendment No. 1 to the Amended and Restated Operating Agreement, dated as of January 9, 2007, that certain Amendment No. 2 to the Amended and Restated Operating Agreement, dated as of November 30, 2007, that certain Amendment No. 3 to the Amended and Restated Operating Agreement, dated as of February 28, 2008, that certain Amendment No. 4 to the Amended and Restated Operating Agreement, dated as of August 15, 2008, and that certain Amendment No. 5 to the Amended and Restated Operating Agreement, dated as of July 1, 2009 (the “Operating Agreement”), of American Processing Company, LLC, a Michigan limited liability company (the “Company”), is made and entered into to be effective for all purposes as of December 1, 2009, by and among the Company, the Manager and the Members listed on the signature pages hereto. Capitalized terms used but not otherwise defined herein shall have meanings specified in the Operating Agreement.
RECITALS
A. On December 1, 2009, APC Investments, LLC transferred all of its 104,905 Common Units, representing a 7.57% membership interest in the Company, as follows:

Assignee	No. of Common Units
David A. Trott	71,337

Ellen Coon, Trustee of the Ellen Coon Living Trust u/a/t 9/9/98	15,735

Marcy J. Ford, Trustee of the Marcy Ford Revocable Trust u/a/d 7/12/04	15,735

William D. Meagher, Trustee of the William D. Meagher Trust u/a/d 8/24/07	1,049

Jeanne M. Kivi, Trustee of the Jeanne M. Kivi Trust u/a/d 8/24/07	1,049
Upon the consummation of such transfer (the “APCI Transfer”), each of the assignees identified above became a Substituted Member of the Company.
B. Pursuant to Section 10.4 of the Operating Agreement, the Manager and a Supermajority-in-Interest of the Members have agreed to amend the terms of the Operating Agreement to reflect the APCI Transfer and the admission of each of the assignees as a Substituted Member of the Company.

AGREEMENT
1. AMENDMENTS
1.1 The definition of “Trott & Trott” in Article I of the Operating Agreement is hereby amended and restated in its entirety as follows:
“Trott & Trott” means Ellen Coon, Trustee of the Ellen Coon Living Trust u/a/t 9/9/98; Marcy J. Ford, Trustee of the Marcy Ford Revocable Trust u/a/d 7/12/04; Jeanne M. Kivi, Trustee of the Jeanne M. Kivi Trust u/a/d 8/24/07; William D. Meagher, Trustee of the William D. Meagher Trust u/a/d 8/24/07 and David A. Trott.
1.2 Exhibit A of the Operating Agreement is hereby replaced with Exhibit A attached hereto.
2. REFERENCE TO AND EFFECT ON THE OPERATING AGREEMENT
2.1 Each reference in the Operating Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Operating Agreement as amended hereby.
2.2 Except as specifically amended above, the Operating Agreement shall remain in full force and effect and is hereby ratified and confirmed.
3. MISCELLANEOUS
3.1 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. In accordance with the Operating Agreement, this Amendment shall be effective upon execution by the Company, the Manager and a Supermajority-in-Interest of the Members. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including transmission in portable document format by electronic mail), shall be treated in all manner and respects and for all purposes as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them to all other parties, except that the failure of any party to comply with such a request shall not render this Amendment invalid or unenforceable. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature, or the fact that any signature was transmitted or communicated through the use of a facsimile machine or other electronic transmission, as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.
3.2 Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
3.3 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.
3.4 The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
3.5 If and to the extent there are any inconsistencies between the Operating Agreement and this Amendment, the terms of this Amendment shall control.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

COMPANY: AMERICAN PROCESSING COMPANY, LLC
By:	DOLAN APC LLC
	Its:	Manager

By:	/s/ Scott J. Pollei
	Name:	Scott J. Pollei
	Its:	Vice President

MANAGER: DOLAN APC LLC
By:	/s/ Scott J. Pollei
	Name:	Scott J. Pollei
	Its:	Vice President

MEMBERS: DOLAN APC LLC
By:	/s/ Scott J. Pollei
	Name:	Scott J. Pollei
	Its:	Vice President

/s/ David A. Trott
DAVID A. TROTT

/s/ Ellen Coon
ELLEN COON, TRUSTEE OF THE ELLEN
COON LIVING TRUST U/A/T 9/9/98

/s/ Marcy Ford
MARCY J. FORD, TRUSTEE OF THE MARCY
FORD REVOCABLE TRUST U/A/D 7/12/04

EXHIBIT A
List of Members, Capital Contributions, Capital Accounts
Common Units and Participating Percentages
As of December 1, 2009

Name, Address, Phone
and Fax of Member	Common Units	Participating Percentage
Dolan APC, LLC	1,173,952	84.67%
c/o Dolan Media Company 1200 Baker Building 706 Second Avenue South Minneapolis, Minnesota 55402 Phone: (612) 317-9425 Fax: (612) 317-9434 Attention: James P. Dolan

David A. Trott	71,337	5.14%
c/o Trott & Trott 31440 Northwestern Highway Suite 200 Farmington Hills, MI 48334 Phone: (248) 642-2515 Fax: (248) 642-3628

Ellen Coon, Trustee of the Ellen Coon Living Trust	15,735	1.14%
u/a/d 9/9/98 c/o Trott & Trott 31440 Northwestern Highway Suite 200 Farmington Hills, MI 48334 Phone: (248) 642-2515 Fax: (248) 642-3628

Marcy J. Ford, Trustee of the Marcy Ford	15,735	1.14%
Revocable Trust u/a/t 7/12/04 c/o Trott & Trott 31440 Northwestern Highway Suite 200 Farmington Hills, MI 48334 Phone: (248) 642-2515 Fax: (248) 642-3628

William D. Meagher, Trustee of the William D.	1,049	0.08%
Meagher Trust u/a/d 8/24/07 c/o Trott & Trott 31440 Northwestern Highway Suite 200 Farmington Hills, MI 48334 Phone: (248) 642-2515 Fax: (248) 642-3628

Name, Address, Phone
and Fax of Member	Common Units	Participating Percentage
Jeanne M. Kivi, Trustee of the Jeanne M. Kivi Trust	1,049	0.08%
u/a/d 8/24/07 c/o Trott & Trott 31440 Northwestern Highway Suite 200 Farmington Hills, MI 48334 Phone: (248) 642-2515 Fax: (248) 642-3628

Feiwell & Hannoy Professional Corporation	23,560	1.70%
251 North Illinois Street, Suite 1700 Indianapolis, Indiana 46204 Phone: (317) 237-2727 Fax: (317) 237-2722 Attention: Douglas Hannoy and Michael Feiwell

Jacqueline M. Barrett	34,609	2.50%
5941 Club Oaks Drive Dallas, Texas 75248 Phone: (972) 341-0512 Fax: (972) 341-0601

Robert F. Frappier	14,899	1.07%
1735 North Blvd. Houston, Texas 77098 Phone: (713) 693-2002 Fax: (713) 621-2179

James C. Frappier and Judith A. Frappier, JTWROS	5,714	0.41%
4308 Mossey Oak Court Flower Mound, Texas 75022 Phone: (214) 668-0303 Fax: (972) 341-5024

Mary A. Daffin and Maynard Samuel Daffin, Sr.,	14,899	1.07%
Tenants in Common 11750 Gallant Ridge Lane Houston, Texas 77082 Phone: (281) 596-8733 Fax: (281) 596-8462

Barry Tiedt and Terri Tiedt, JTWROS	5,714	0.41%
921 Genoa Court Argyle, Texas 76226 Phone: (972) 341-0572 Fax: (972) 341-0679

Abbe L. Patton and Lisle D. Patton, JTWROS	5,714	0.41%
6016 Pinnacle Cr. Little Elm, Texas 75068 Phone: (972) 341-0506 Fax: (972) 341-0678

Name, Address, Phone
and Fax of Member	Common Units	Participating Percentage
Rebecca L. Howell	601	0.04%
1916 Lincolnshire Bedford, TX 76021 Phone: (972) 341-0596 Fax: (972) 341-0679

Jill A. Helmers	600	0.04%
5208 Saddle Drive Flower Mound, TX 75028 Phone: (972) 341-0505 Fax: (972)341-0679

Christine T. Pummill	600	0.04%
249 Enclaves Court Coppell, TX 75019 Phone: (972) 341-523104 Fax: (972)341-0679

Brian S. Engel	393	0.03%
P.O. Box 76 Driftwood, TX 78619 Phone: (512) 477-0008 Fax: (512) 477-1112

Steve P. Turner and Marsha L. Turner, Tenants in	394	0.03%
Common 10002 Brandywine Circle Austin, TX 78750 Phone: (512) 477-0008 Fax: (512) 477-1112

TOTAL:	1,386,554	100.000%